As filed with the Securities and Exchange Commission on May 18, 2001
                                                      Registration No. 333-60392

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                        PRE-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             -----------------------

                         SENIOR HOUSING PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

                             -----------------------

             Maryland                                    04-3445278
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                     Identification Number)

                                400 Centre Street
                           Newton, Massachusetts 02458
                                 (617) 796-8350
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             -----------------------

 For Co-Registrants, please see "Table of Co-Registrants" on the following page.

                             -----------------------

                           David J. Hegarty, President
                         Senior Housing Properties Trust
                                400 Centre Street
                           Newton, Massachusetts 02458
                                 (617) 796-8350
              (Name, address, including zip code, telephone number,
                   including area code, of agent for service)

                              ---------------------

                                    Copy to:
                       Alexander A. Notopoulos, Jr., Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 338-2800
                              ---------------------

    Approximate date of commencement of proposed sale to the public: From time to time or at one time after the effective date of the Registration Statement as determined by the Registrants.

    If the only securities being registered on this form are being offered pursuant to distribution or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with distribution or interest reinvestment plans, check the following box./X/

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



                             TABLE OF CO-REGISTRANTS


                                                                IRS Employer
Name                              State of Formation       Identification Number
----                              ------------------       ---------------------

HRES1 Properties Trust                Maryland                    04-3461940
HRES2 Properties Trust                Maryland                    04-3461943
SPTGEN Properties Trust               Maryland                    04-3452343
SPTIHS Properties Trust               Maryland                    04-3450160
SPTMISC Properties Trust              Maryland                    04-3450894
SPTMNR Properties Trust               Maryland                    04-3450161
SPTMRT Properties Trust               Maryland                    04-3450155
SPTSUN Properties Trust               Maryland                    04-3450156
SPTSUN II Properties Trust            Maryland                    04-3474405
SHOPCO Holdings, Inc.                 Delaware                    04-3516029
SHOPCO-AZ, LLC                        Delaware                    04-3494867
SHOPCO-CA, LLC                        Delaware                    04-3494871
SHOPCO-COLORADO, LLC                  Delaware                    06-1566457
SHOPCO-CT, LLC                        Delaware                    04-3497353
SHOPCO-GA, LLC                        Delaware                    04-3494872
SHOPCO-IA, LLC                        Delaware                    04-3494873
SHOPCO-KS, LLC                        Delaware                    04-3497355
SHOPCO-MI, LLC                        Delaware                    06-1566459
SHOPCO-MO, LLC                        Delaware                    04-3497358
SHOPCO-NE, LLC                        Delaware                    06-1566461
SHOPCO-SD, LLC                        Delaware                    04-3497366
SHOPCO-WI, LLC                        Delaware                    04-3497368
SHOPCO-WY, LLC                        Delaware                    06-1566462
SNH-CALIFORNIA, INC.                  Delaware                    04-3548089
SNH Holding Co., Inc.                 Delaware                    04-3499670
SNH-IOWA, INC.                        Delaware                    04-3499669
SNH-MICHIGAN, INC.                    Delaware                    04-3499673
SNH-NEBRASKA, INC.                    Delaware                    04-3499676
SNH Capital Trust I                   Maryland                    04-6943320
SNH Capital Trust II                  Maryland                    04-6943324
SNH Capital Trust III                 Maryland                    04-6943325
SNH Capital Trust Holdings            Maryland                    04-3559836

     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act

                                      (ii)
of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.





                                     (iii)

     The Registrant and the Co-Registrants have filed this Amendment No. 2 to the Registration Statement to modify Exhibit 23.1.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

    Exhibit No.                     Description

         1.1      Form of Underwriting Agreement (for Debt Securities)*
         1.2      Form of Underwriting Agreement (for Preferred Shares)*
         1.3      Form of Underwriting Agreement (for Depositary Shares)*
         1.4      Form of Underwriting Agreement (for Common Shares)*
         1.5      Form of Underwriting Agreement (for Warrants)*
         1.6      Form  of   Underwriting   Agreement   (for   Trust   Preferred
                  Securities)*
         4.1      Form of Senior Indenture**
         4.2      Form of Senior Subordinated Indenture**
         4.3      Form of Junior Subordinated Indenture**
         4.4      Form of Senior Debt Security*
         4.5      Form of Senior Subordinated Debt Security*
         4.6      Form of Junior Subordinated Debt Security*
         4.7      Form of Articles Supplementary for Preferred Shares*
         4.8 Form of Deposit Agreement, including form of Depositary Receipt for Depositary Shares*
         4.9      Form of Preferred Shares Certificate*
         4.10     Form of Common Shares Certificate***
         4.11     Form of Warrant Agreement, including form of Warrant *
         4.12     Certificate of Trust of SNH Capital Trust I**
         4.13     Declaration of Trust of SNH Capital Trust I**
         4.14     Certificate of Trust of SNH Capital Trust II**
         4.15     Declaration of Trust of SNH Capital Trust II**
         4.16     Certificate of Trust of SNH Capital Trust III**
         4.17     Declaration of Trust of SNH Capital Trust III**
         4.18 Form of Amended and Restated Trust Agreement of the SNH Capital Trusts**
         4.19     Form of Guarantee Agreement**
         5.1      Opinion of Sullivan & Worcester LLP**
         5.2      Opinion of Ballard Spahr Andrews & Ingersoll, LLP**
         8.1      Opinion of Sullivan & Worcester LLP re: tax matters*
         12.1 Statement Regarding Computation of Ratios of Earnings to Fixed Charges**
         23.1     Consent of Ernst & Young LLP****
         23.2     Consent of KPMG LLP**
         23.3     Consent of Sullivan & Worcester LLP**
         23.4     Consent of Ballard Spahr Andrews & Ingersoll, LLP**
         24.1     Powers  of  Attorney  of  certain   officers,   trustees   and
                  directors**
         25.1 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Indenture*
         25.2 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Indenture*
         25.3 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Junior Subordinated Indenture*
         25.4 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Amended and Restated Declaration of Trust of SNH Capital Trust I*
         25.5 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Amended and Restated Declaration of Trust of SNH Capital Trust II*

         25.6 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Amended and Restated Declaration of Trust of SNH Capital Trust III*
         25.7 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Guarantee Agreement for SNH Capital Trust I*
         25.8 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Guarantee Agreement for SNH Capital Trust II*
         25.9 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Guarantee Agreement for SNH Capital Trust III*

-------------

* To be filed by amendment or incorporated by reference in connection with the offering of any securities, as appropriate.

**       Filed previously.

***      Incorporated  by  reference  to  Senior  Housing   Properties   Trust's
         Registration Statement on Form S-11, File No. 333-69703.

****     Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                                  SENIOR HOUSING PROPERTIES TRUST


                                  By: /s/David J. Hegarty
                                      David J. Hegarty
                                      President and Chief Operating Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.



    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ David J. Hegarty                President and Chief             May 18, 2001
David J. Hegarty                    Operating Officer

/s/ John R. Hoadley                 Controller and Chief            May 18, 2001
John R. Hoadley                     Accounting Officer

       *                            Trustee                         May 18, 2001
Bruce M. Gans, M.D.

       *                            Trustee                         May 18, 2001
Arthur G. Koumantzelis

       *                            Trustee                         May 18, 2001
John L. Harrington

/s/ Gerard M. Martin                Trustee                         May 18, 2001
Gerard M. Martin

/s/ Barry M. Portnoy                Trustee                         May 18, 2001
Barry M. Portnoy



* By: /s/ David J. Hegarty
      ATTORNEY-IN-FACT PURSUANT TO THE POWERS OF ATTORNEY PREVIOUSLY PROVIDED AS PART OF THIS REGISTRATION STATEMENT.

    Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.



                                      HRES1 PROPERTIES TRUST
                                      HRES2 PROPERTIES TRUST

                                      By: /s/ David J. Hegarty
                                          David J. Hegarty
                                          President and Chief Operating Officer


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.




    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ David J. Hegarty                President and Chief             May 18, 2001
David J. Hegarty                    Operating Officer

/s/ John R. Hoadley                 Controller                      May 18, 2001
John R. Hoadley

/s/ Gerard M. Martin                Trustee                         May 18, 2001
Gerard M. Martin

/s/ Barry M. Portnoy                Trustee                         May 18, 2001
Barry M. Portnoy

    Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                                      SPTGEN PROPERTIES TRUST
                                      SPTIHS PROPERTIES TRUST
                                      SPTMISC PROPERTIES TRUST
                                      SPTMNR PROPERTIES TRUST
                                      SPTMRT PROPERTIES TRUST
                                      SPTSUN PROPERTIES TRUST
                                      SPTSUN II PROPERTIES TRUST


                                      By: /s/ David J. Hegarty
                                          David J. Hegarty
                                          President and Chief Operating Officer


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ David J. Hegarty                President and Chief             May 18, 2001
David J. Hegarty                    Operating Officer

/s/ John R. Hoadley                 Controller                      May 18, 2001
John R. Hoadley

/s/ Gerard M. Martin                Trustee                         May 18, 2001
Gerard M. Martin

/s/ Barry M. Portnoy                Trustee                         May 18, 2001
Barry M. Portnoy

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                                      SHOPCO HOLDINGS, INC.


                                      By: /s/ Evrett W. Benton
                                          Evrett W. Benton
                                          President and Chief Operating Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ Evrett W. Benton                President and Chief             May 18, 2001
Evrett W. Benton                    Operating Officer

/s/ John R. Hoadley                 Controller                      May 18, 2001
John R. Hoadley

/s/ David J. Hegarty                Director                        May 18, 2001
David J. Hegarty

    Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                                      SHOPCO-AZ, LLC
                                      SHOPCO-CA, LLC
                                      SHOPCO-COLORADO, LLC
                                      SHOPCO-CT, LLC
                                      SHOPCO-GA, LLC
                                      SHOPCO-IA, LLC
                                      SHOPCO-KS, LLC
                                      SHOPCO-MI, LLC
                                      SHOPCO-MO, LLC
                                      SHOPCO-NE, LLC
                                      SHOPCO-SD, LLC
                                      SHOPCO-WI, LLC
                                      SHOPCO-WY, LLC

                                      By: SHOPCO HOLDINGS, INC.,
                                          Managing Member

                                          By: /s/ Evrett W. Benton
                                          Evrett W. Benton
                                          President and Chief Operating Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ Evrett W. Benton                President and Chief             May 18, 2001
Evrett W. Benton                    Operating Officer

/s/ John R. Hoadley                 Controller                      May 18, 2001
John R. Hoadley

/s/ David J. Hegarty                Director                        May 18, 2001
David J. Hegarty

    Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                                      SNH-CALIFORNIA, INC.
                                      SNH-IOWA, INC.
                                      SNH HOLDING CO., INC.
                                      SNH-MICHIGAN, INC.
                                      SNH-NEBRASKA, INC.


                                      By: /s/ Evrett W. Benton
                                          Evrett W. Benton
                                          President and Chief Operating Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ Evrett W. Benton                President and Chief             May 18, 2001
Evrett W. Benton                    Operating Officer

/s/ John R. Hoadley                 Controller                      May 18, 2001
John R. Hoadley

/s/ David J. Hegarty                Director                        May 18, 2001
David J. Hegarty

    Pursuant to the requirements of the Securities Act of 1933, the registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on May 18, 2001.

                           SNH CAPITAL TRUST I
                           SNH CAPITAL TRUST II
                           SNH CAPITAL TRUST III
                           SNH CAPITAL TRUST HOLDINGS


                           By:/s/ Barry M. Portnoy
                              Barry M. Portnoy, as trustee and not individually

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title                            Date
    ---------                          -----                            ----

/s/ Gerard M. Martin                Trustee                         May 18, 2001
Gerard M. Martin

/s/ Barry M. Portnoy                Trustee                         May 18, 2001
Barry M. Portnoy